UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of report (Date of earliest event reported): December 12, 2006

                           SABRE HOLDINGS CORPORATION
               (Exact Name of Registrant as Specified in Charter)

           Delaware                     1-12175                  75-2662240
 (State or Other Jurisdiction   (Commission File Number)      (I.R.S. Employer
       of Incorporation)                                    Identification No.)

                                3150 Sabre Drive
                             Southlake, Texas 76092
               (Address of Principal Executive Offices) (Zip Code)

                                 (682) 605-1000
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|X| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

          On December 12, 2006, Sabre Holdings Corporation ("Sabre Holdings") announced that Sabre Holdings, Silver Lake Partners and Texas Pacific Group signed a definitive agreement under which Silver Lake Partners and Texas Pacific Group will acquire the Class A common stock of Sabre Holdings for $32.75 per share in cash.

          Attached as Exhibit 99.1 is a transcript of a conference call held on December 12, 2006 during which Sabre Holdings' leaders discussed this development with employees of its subsidiaries.

          In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in Item 7.01 of this report, including
Exhibit 99.1, is being furnished to the Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act, except as shall be expressly set forth by specific reference in such filing.

          In connection with the proposed merger, Sabre Holdings will file a proxy statement with the Securities and Exchange Commission. INVESTORS AND SECURITY HOLDERS ARE STRONGLY ADVISED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain a free copy of the proxy statement (when available) and other documents filed by Sabre Holdings at the Securities and Exchange Commission's Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free by directing such requests to the Sabre Holdings investor relations department at 866-722-7347, or on the company's website at www.sabre-holdings.com/investor.

          Sabre Holdings and its directors, executive officers and certain other members of its management and employees may be deemed to be participants in the solicitation of proxies from its stockholders in connection with the proposed merger. Information regarding the interests of such directors and executive officers is included in Sabre Holdings Proxy Statement for its 2006 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 4, 2006, and information concerning all of Sabre Holdings participants in the solicitation will be included in the proxy statement relating to the proposed merger when it becomes available. Each of these documents is, or will be, available free of charge at the Securities and Exchange Commission's Web site at www.sec.gov and from the Sabre Holdings investor relations department at 866-722-7347, or on the company's website at www.sabre-holdings.com/investor.

Item 9.01 Financial Statements, Pro Forma Financial Information and Exhibits.

     (d)  Exhibits:

Exhibit No.       Description
----------------- -------------------------------------------------------------

99.1 Transcript of a conference call on December 12, 2006 during which Sabre Holdings Corporation's leaders discussed with employees of its subsidiaries the announcement of an agreement for Silver Lake Partners and Texas Pacific Group to acquire Sabre Holdings Corporation.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SABRE HOLDINGS CORPORATION


                                        By:    /s/ James F. Brashear
                                              ---------------------------
                                              James F. Brashear
                                              Corporate Secretary


Dated:  December 14, 2006

                                INDEX TO EXHIBITS

Exhibit No.                     Description
----------------- --------------------------------------------------------------

99.1 Transcript of a conference call on December 12, 2006 during which Sabre Holdings Corporation's leaders discussed with employees of its subsidiaries the announcement of an agreement for Silver Lake Partners and Texas Pacific Group to acquire Sabre Holdings Corporation.